EXHIBIT 10.5

                                                                 EXECUTION COPY


                               PARENT UNDERTAKING

                  PARENT UNDERTAKING (this "Agreement"), dated as  of  July  31,
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2001,  made by Levi Strauss & Co., a Delaware  corporation  (the  "Parent"),  in
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favor of Levi Strauss Receivables Funding, LLC (the "Issuer").
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                             PRELIMINARY STATEMENTS

                  1. The Parent is (a) the direct owner of all of the issued and outstanding shares of common stock of Levi Strauss Financial Center Corporation, a California corporation (the "Seller") and (b) the indirect owner of all of the issued and outstanding membership interests of Levi Strauss Funding LLC, a Delaware limited liability company (the "Transferor").
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                  2. The Parent and the Seller have entered  into  that  certain
Third Amended and Fully Restated Receivables Purchase and Sale Agreement dated as of January 28, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Receivables Purchase and Sale Agreement") pursuant to
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which the Parent transfers certain accounts receivable and related assets to the
Seller.  The  Parent,  the  Seller,  Levi  Strauss  Funding  Corp.,  a  Delaware
corporation ("Funding") and  the  Transferor  have  entered  into  that  certain
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Receivables  Purchase  and Sale  Agreement  dated  as of  January  28,  2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement") pursuant to which the Parent, the Seller and
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Funding  transfer  certain  accounts   receivable  and  related  assets  to  the
Transferor. The Parent, Seller, Funding and Transferor have entered into that certain Master Amendment and Consent to the Receivables Purchase and Sale
Agreement and the Receivables Sale Agreement dated as of July 31, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Master Amendment") to consent to the Transferor's assignment of certain
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accounts receivable and related assets to the Issuer and make conforming changes to such agreements. The Issuer, the Transferor and Levi Strauss Financial Center Corporation, in its dual capacities as the Seller and as servicer (the "Servicer") have entered into that certain Receivables Purchase Agreement dated
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as of July 31, 2001 (as amended,  restated,  supplemented or otherwise  modified from time to time, the "Receivables Purchase Agreement") pursuant to  which  the
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Seller and the Transferor will transfer certain accounts  receivable and related assets to the Issuer and the Servicer will agree to service such assets. Collectively, the Receivables Purchase and Sale Agreement and the Receivables Sale Agreement, as amended by the Master Amendment, are referred to as the "Parent Transfer Agreements". Collectively, the Parent Transfer Agreements and
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the Receivables Purchase Agreement are referred to as the "Transfer Agreements".
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                  3. Capitalized terms used herein and not  herein  defined  are used herein as defined in the Receivables Purchase Agreement and, if not defined therein, in that certain Master Indenture dated as of July 31, 2001 (the "Master
                                                                          ------
Indenture")  among the Issuer and Citibank,  N.A., as the indenture trustee (the
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"Indenture  Trustee") and "Paying Agent,"  "Authentication  Agent" and "Transfer
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Agent and Registrar."

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                  4. It is a condition precedent to  the  effectiveness  of  the
Receivables Purchase Agreement that the Parent shall have executed and delivered this Agreement.

                  NOW, THEREFORE, in consideration of the premises, and the substantial direct and indirect benefits to the Parent from the financing arrangements contemplated by the Transaction Documents and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent hereby agrees as follows:

                  SECTION 1.  Unconditional   Undertaking.  The  Parent   hereby
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unconditionally  and  irrevocably  (a)  undertakes  and agrees  with and for the benefit of the Issuer and its successors and assigns (collectively the "Indemnified Parties"), to cause the due and punctual performance and observance
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by each of the  Transferor,  the Seller (in both its individual  capacity and in its separate capacity as Servicer) and any of the Seller's successors and assigns acting as Servicer (each such person, an "Applicable Party") of all of
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the terms, covenants, conditions, agreements and undertakings on the part of any such Applicable Party, as applicable, to be performed or observed under any of the Transfer Agreements and the other Transaction Documents and the other documents delivered in connection therewith in accordance with the terms thereof, including, without limitation, the punctual payment when due of all obligations of each such Applicable Party now or hereafter existing under any of the Transfer Agreements and the Transaction Documents and the other documents
delivered  in  connection   therewith,   including   (without   limitation)  any
Adjustments, deemed Collections, interest, obligations to pay Indemnified Losses, fees, costs, expenses or otherwise (such terms, covenants, conditions, agreements, undertakings and other obligations being the "Obligations") and (b)
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undertakes and agrees to pay any and all expenses (including  reasonable counsel fees and expenses) incurred by the Indemnified Parties, or any of them, in enforcing any rights under this Agreement. In the event that any Applicable Party shall fail in any manner whatsoever to perform or observe any of its Obligations when the same shall be required to be performed or observed, then the Parent shall itself duly and punctually perform or observe, or cause to be duly and punctually performed and observed, such Obligation, and it shall not be a condition to the accrual of the obligation of the Parent hereunder to perform or observe any Obligation (or to cause the same to be performed or observed) that any Indemnified Party shall have first made any request of or demand upon or given any notice to any Applicable Party, or have instituted any action or proceeding against any such Applicable Party or its successors or assigns in respect thereof. For purposes of clarity only, the Obligations which the Parent undertakes and agrees to cause the performance of hereunder are solely those Obligations of the Applicable Parties under the Transfer Agreements and the Transaction Documents and nothing herein shall impose on the Parent any obligation under clause (a) of this Section 1 in excess of or greater in scope than such Obligations of the Applicable Parties

                  SECTION 2. Obligations Absolute.  The  Parent  undertakes  and
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agrees that the  Obligations  will be paid and performed  strictly in accordance with the terms of the Transaction Documents and each other document delivered in connection therewith, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Indemnified Party with respect thereto. The obligations of the Parent under this Agreement are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Parent to enforce this Agreement, irrespective of whether any action is brought against any Applicable Party or whether any such Person is joined in any such action

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

or actions. The liability of the Parent under this Agreement shall be irrevocable, absolute and unconditional irrespective of, and the Parent hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

                (i) any lack of validity or enforceability of any Transaction Document or any other document relating thereof;

                (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations under the Transaction Documents or any other document relating thereto, or any other amendment or waiver of or any consent to departure from any Transaction Document or any other document relating thereto;

                (iii) any taking, exchange, release or nonperfection of or failure to transfer title to any asset or collateral, or any taking, release, amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

                (iv) any manner of application of any asset or collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any asset or collateral for all or any of the Obligations or any other obligations of any Applicable Party under the Transaction Documents or any other document relating thereto;

                (v) any change, restructuring or termination of the corporate structure or existence of the Parent, or any Applicable Party;

                (vi) any failure of any Indemnified Party to disclose to the Parent any information relating to the financial condition, operations, properties or prospects of any Applicable Party now or in the future known to such Indemnified Party (the Parent hereby waiving any duty on the part of such Indemnified Party to disclose such information);

                (vii) any impossibility or impracticality of performance, illegality, force majeure, any act of any government, or any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by an Indemnified Party that might constitute a defense available to, or a discharge of, any Applicable Party or a guarantor of the Obligations; or

                (viii) any other circumstance, event or happening whatsoever, whether foreseen or unforeseen and whether similar or dissimilar to anything referred to above in this Section 2;
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provided, however,  notwithstanding the foregoing, the Parent reserves the right to assert defenses which the Transferor, the Seller or any other Applicable Party may have to the performance or observance of the terms, covenants, conditions, agreements and undertakings under the Transfer Agreements and the other Transaction Documents.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time (x) any payment in connection with any of the Obligations is rescinded or must otherwise be returned by any Indemnified Party, or (y) any performance or observance of any Obligation is rescinded or otherwise invalidated, upon the insolvency, bankruptcy or reorganization of any

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Applicable  Party,  all as though  payment  had not been made or as though  such
Obligation had not been performed or observed.

                  SECTION 3. Waivers and Acknowledgments.
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                (a) The Parent hereby waives promptness,  diligence,  notice  of acceptance and any other notice with respect to any of the Obligations and this Agreement and any other document related thereto, and any requirement that any Indemnified Party protest, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against any Applicable Party or any other Person or any asset or collateral.

                (b) The Parent hereby waives any right to revoke this Agreement, and acknowledges that this Agreement is continuing in nature and applies to all Obligations, whether existing now or in the future.

                  SECTION 4.  Subrogation. The  Parent  shall  not  exercise  or
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assert  any  rights  that  it may now  have or  hereafter  acquire  against  any
Applicable Party that arise from the existence, payment, performance or enforcement of the Parent's obligations under this Agreement or any other Transaction Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Indemnified Party against any Applicable Party or any asset or collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Applicable Party, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right, unless and until all amounts in connection with the Obligations and all amounts payable under this Agreement shall have been paid in full and all other amounts payable by each Applicable Party to the Indemnified Parties under the Transaction Documents shall have been paid in full. If any amount shall be paid to the Parent in violation of the preceding sentence at any time prior to the later of
(i) the payment in full of the Obligations and all other amounts payable under this Agreement and all amounts payable to the Indemnified Parties under the Transaction Documents and (ii) the Final Payout Date, such amount shall be held in trust for the benefit of the Indemnified Parties and shall forthwith be paid to the Issuer or its successors and assigns to be credited and applied to the Obligations, whether matured or unmatured, in accordance with the terms of the Transaction Documents or to be held by the Issuer or its successors and assigns as collateral security for any Obligations payable under this Agreement thereafter arising. Nothing in this Section 4 shall be construed as affecting or
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prohibiting any intercompany  transactions between the Parent and any Applicable
Party, such as the incurrence of debt by any Applicable Party to the Parent for the purchase of goods on credit, the repayment of any intercompany loan or the performance of the transactions contemplated by the Receivables Purchase and Sale Agreement or the Receivables Sale Agreement, unless and until the Purchase Termination Date shall have occurred.

                  SECTION 5. Representations and Warranties.  The Parent  hereby
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represents and warrants as follows:


                (a) The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its

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business as such  business is currently  conducted.  The Parent had all relevant times, and now has, all necessary power, authority and legal right to enter into the transactions contemplated by the Transfer Agreements. All of the issued and outstanding shares of common stock of the Seller and all of the issued and outstanding membership interests of the Transferor, are owned, directly or indirectly, by the Parent, free and clear of any Lien except for Liens granted to secure the Indebtedness under the Credit Agreement.

                (b) The Parent is duly qualified to do business, is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in all jurisdiction in which the conduct of its business requires such qualification, licenses or approvals and in which the failure to so qualify or to obtain such licenses and approvals or to preserve and maintain such qualification, licenses or approvals could reasonably be expected to give rise to a Material Adverse Effect.

                (c) The execution, delivery and performance by the Parent of this Agreement and the Parent Transfer Agreements, the transactions contemplated hereby and thereby, are within the Parent's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Parent's Certificate of Incorporation or other constitutive documents, (ii) any law applicable to the Parent or any of its Affiliates, (iii) any contractual restriction binding on or affecting the Parent or the Parent's properties or
(iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Parent or the Parent's properties, and do not result in or require the creation of any Lien (other than pursuant hereto and to the Transaction Documents) upon or with respect to any of the Parent's properties except to the extent that any of the foregoing would not have a Material Adverse Effect on any Transaction Party. This Agreement and each of the Parent Transfer Agreements has been duly executed and delivered by the Parent.

                (d) No authorization or approval (including, without limitation, any exchange control agreement) or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery and performance by the Parent of this Agreement or any Parent Transfer Agreement.

                (e) Each of this Agreement and the Parent Transfer Agreements are the legal, valid and binding obligation of the Parent, enforceable against the Parent in accordance with its terms.

                (f) The consolidated balance sheet of the Parent and its subsidiaries as of May 27, 2001, and the related consolidated statement of income and cash flows of the Parent and its subsidiaries for the fiscal quarter then ended, fairly present the consolidated financial condition of the Parent and its subsidiaries as at such date and the consolidated results of the operations of the Parent and its subsidiaries for the period ended on such date, all in accordance with GAAP, and, as of the date hereof, since the fiscal quarter ended May 27, 2001, there has been no material adverse change in such condition or operations, except as disclosed in writing prior to the date hereto to the Issuer and its successors and assigns.

                (g) There is no pending or threatened action, suit or proceeding affecting the Parent or any of its subsidiaries, or its property or the property of any of its subsidiaries, before

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

any court, governmental agency or arbitrator that materially adversely affect the ability of the Parent to perform its obligations under this Agreement or any Parent Transfer Agreement, or that purports to affect the legality, validity or enforceability of this Agreement or any Parent Transfer Agreement.

                (h) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

                (i) The obligations of the Parent under this Agreement do rank and will rank at least pari passu in priority of payment and in all other respects with all other unsecured Indebtedness of the Parent.

                (j) There is no federal, state or local tax, levy, impost, deduction, charge or withholding incurred by virtue of the execution or delivery of this Agreement or the Parent Transfer Agreements.

                (k) The purchase price paid by the Seller under the Receivables Purchase and Sale Agreement and the purchase price paid by the Transferor under the Receivables Sale Agreement each constitutes reasonably equivalent value in consideration for the transfer thereunder to the Seller or the Transferor, as applicable of the Receivables and Related Security transferred thereunder and no such transfer has been made and shall not hereafter have been made for or on account of an antecedent Indebtedness owed by the Parent to either the Seller or the Transferor and no such transfer is or may be voidable under any section of the Bankruptcy Code.

                (l) As of the date hereof, the Parent (i) is not "insolvent" (as such term is defined in ss.101(32)(A) of the Bankruptcy Code), (ii) is Solvent (it being understood that, notwithstanding the foregoing representations in this clause (l), the Parent's financial statements described under clause (f)
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above  disclose a negative net worth and no  representation  is made herein that
Parent has a positive net worth in accordance with GAAP). For purposes of this paragraph, "Solvent" shall mean, with respect to the Parent on the date of determination, that on such date (A) the fair value of the property of the Parent is greater than the total amount of liabilities, including without limitation, contingent liabilities of the Parent, (b) the present, fair, salable value of the assets of the Parent is not less than the amount that will be required to pay the probable liability of the Parent in its debts as they become absolute and matured, (c) the Parent does not intend to, and does not believe that it will, incur debts or liabilities beyond the Parent's ability to pay such debts and liabilities as they mature, and (d) the Parent is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which its property would constitute unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at that time, represents the amount that can reasonably be expected to become as actual or matured liability.

                (m) (i) Except as would not have a Material Adverse Effect on the Parent, each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the

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         IRS and to the best knowledge of the Parent, nothing has occurred which would cause the loss of such qualification. The Parent and each ERISA Affiliate have made all required contributions to any Plan subject to
         Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                (ii) There are no pending or, to the best knowledge of the Parent, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably result in a Material Adverse Effect on the Parent. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect on the Parent.

                (iii) (A) No ERISA Event that requires notice to be given to the PBGC has occurred or is reasonably expected to occur; (B) no Plan has a Funded Current Liability Percentage of less than 90% as of the most recent valuation date; (C) neither the Parent nor any ERISA Affiliate has incurred or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); and (D) neither the Parent nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under
         Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan.

                (n) The Parent is neither (i) an "investment company" within the meaning of the Investment Company Act of 1940, as amended from time to time, or any successor statute, nor (ii) a "holding company," or a "subsidiary company" or an "affiliate" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended from time to time, or any successor statute.

                (o) No proceeds of any purchase under the Receivables Purchase and Sale Agreements will be used by the Parent to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                (p) None of the Parent's inventory, the sale of which would give rise to a Receivable, is subject to any Lien other than (i) Permitted Liens and
(ii) the Lien of Bank of America, N.A., as administrative agent under the Credit Agreement, to the extent set forth in that certain Consent and Release Agreement dated as of July 31, 2001 between the Transferor, the Seller, the Parent, the Issuer, the Indenture Trustee and Bank of America, N.A., as administrative agent.

                (q) The Parent has advised its independent certified public accountants that the Issuer, together with its successors and assigns, has been authorized to review and discuss with such accountants, upon the written request of the Issuer or its successors and assigns, as it may reasonably request to protect its interests under the Receivables Purchase Agreement, any and all financial statements and other information of any kind that such accountants may have which directly relate to the Receivables, Related Security and Collections with respect thereto,

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and the Parent has  directed  such  accountants  to comply  with any  reasonable request of the Issuer and its successors and assigns for such information.

It is expressly understood that, except for representations and warranties expressly made as of the date hereof, the foregoing representations and warranties shall be deemed re-made on each date that the Parent sells Receivables to the Seller under the Receivables Purchase and Sale Agreement.

                  SECTION 6. Covenants. The Parent covenants  and  agrees  that,
                             ---------
until the latest of (i) the Final Payout Date, (ii) the date on which no Obligations or other amounts shall be payable under this Agreement, and (iii) no amounts shall be payable to the Indemnified Parties under any Transaction Document, the Parent will, unless the Issuer and its successors and assigns shall otherwise consent in writing:

                (a) Compliance with Laws, Etc. Comply in all  material  respects
                    -------------------------
with all applicable laws, rules, regulations, judgments, decrees and orders (including, without limitation, those relating to the Receivables) with respect to it, its business and properties in each case to the extent that any such failure to comply, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                (b) Preservation of Corporate Existence. Other than as permitted
                    -----------------------------------
pursuant to clause (f) below, (i) preserve and maintain its corporate existence,
            ---------
rights, franchises and privileges in the jurisdiction of its incorporation,  and
(ii) qualify and remain qualified in good standing as a foreign corporation in each jurisdiction in which the failure to preserve and maintain such qualification as a foreign corporation could reasonably be expected to have a Material Adverse Effect.

                (c)  Reporting Requirements.  Furnish  to  the  Issuer  and  its
                     ----------------------
successors and assigns:

                (i) as soon as available, and in any event within ninety (90) days after the end of each fiscal year of the Parent, copies of the audited consolidated financial statements of the Parent and its Subsidiaries, certified in a manner reasonably acceptable to the Issuer and its successors and assigns by a nationally recognized independent public accounting firm acceptable to the Issuer and its successors and assigns (it being agreed that any such audited financial statements, if accompanied by the Parent's annual audit report and otherwise in compliance with Section 5.03(b) of the Credit Agreement, shall be
                         --------------
         deemed to be reasonably acceptable hereunder), and (B) within forty-five (45) days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Parent, copies of the unaudited consolidated financial statements of the Parent and its Subsidiaries, including an unaudited consolidated balance sheet of the Parent and its Subsidiaries as of the end of such quarterly accounting period, all in reasonable detail; provided, however, that at any time
                                           --------  -------
         that the financial statements described in  this  Section  6(c)(i)  are
                                                           ---------------
         otherwise available to the Issuer and its successors and assigns, the Parent shall have no obligation to provide such financial statements to the Issuer and its successors and assigns pursuant to this Agreement;

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                (ii)  as soon as possible  and  in  any  event  within  two  (2)
         Business Days after the Parent has Actual Knowledge of the occurrence of each Purchase Termination Event, Unmatured Purchase Termination
         Event, Servicer Default, Unmatured Servicer Default, Amortization Event, Unmatured Amortization Event, Event of Default or event that with the passage of time or the giving of notice, or both, would become an Event of Default, a statement of the treasurer (or equivalent officer) of the Parent setting forth details of such event and the action that the Parent has taken and proposes to take with respect thereto;

                (iii) promptly upon the Parent's first having Actual Knowledge of the occurrence thereof, notice of any of the following events affecting the Parent or any ERISA Affiliate (but in no event more than 10 Business Days after such event), and the Parent shall also furnish to the Issuer and its successors and assigns a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Parent or any ERISA Affiliate with respect to such event:

                        (A)  an ERISA Event;

                        (B)  a   decrease   in   the  Funded  Current  Liability
                Percentage for any Plan at the end of any fiscal quarter to less than 90%; or

                        (C) any occurrence that is required to be disclosed by the Parent to the lenders under Section 4.01(n) of the Credit
                                                --------------
                Agreement; and

                (iv) such other information, documents, records, or reports respecting the condition or operations, financial or otherwise, of the Parent or any of its subsidiaries as the Issuer or its successors and assigns may from time to time reasonably request.

                (d) Affiliate  Ownership.  (i)  Continue  to  own,  directly  or
                    --------------------
indirectly, all of the issued and outstanding shares of the capital stock of the Seller and (ii) continue to own, directly or indirectly all of the issued and outstanding membership interests of the Transferor; provided, however, that
                                                        --------  -------
notwithstanding any term to the contrary contained herein, the Parent and each of its Affiliates shall be entitled to pledge its shares and membership interests of the Seller and Transferor, respectively, in accordance with the terms of the Credit Agreement.

                (e) Separate   Existence  of   the  Issuer.  The  Parent  hereby
                    --------------------------------------
acknowledges that the Indenture Trustee and the Noteholders are entering into the transactions contemplated by the Transaction Documents in reliance upon the Issuer's identity as a legal entity that is separate from the Transferor, the Seller, the Parent and the other members of the Parent Affiliated Group. Therefore, from and after the date of execution and delivery of this Agreement, Parent will take all reasonable steps including, without limitation, all steps that Issuer or any assignee of Issuer may from time to time reasonably request to maintain Issuer's identity as a separate legal entity and to make it manifest to third-parties that Issuer is an entity with assets and liabilities distinct from those of Transferor, the Parent and any other members of the Parent
Affiliated  Group.  Without  limiting the  generality  of the  foregoing  and in addition to the other covenants set forth herein, Parent (i) will not hold itself out to third-parties as liable for the debts of the Issuer nor purport to own the Receivables and other assets acquired by the Issuer, (ii) will take all other actions necessary on its part to ensure that Issuer is at all times in compliance with the covenants set forth in Section 3.07 of the Indenture and Section 2.20 of  the  Receivables
             ------------                      ------------
Purchase Agreement and (iii) will cause any and all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between Parent or other members of the Parent Affiliated Group on the one hand and the Issuer on the other on an arm's-length basis in proportion to their respective items of income and deduction and other tax attributes based on the "separate return tax liability" method and the "immediate payment" method. In addition to the foregoing, the Parent will cause any financial statements Consolidated with those of the Issuer to state that the Issuer's business consists of the direct and indirect purchase of Receivables from the Parent and the Applicable Parties and that the Issuer is a separate corporate entity with its own separate creditors who, in any liquidation of the Parent or any Applicable Party, will be entitled to be satisfied out of the Issuer's assets prior to any value in any Applicable Party becoming available to the Issuer's equity holders.

                (f) Merger, Consolidation, Etc.  Consolidate with or merge  with
                    --------------------------
or into any other Person or convey, transfer or sell all or substantially all of its properties and assets to any Person, unless:

                (i) the Parent is the surviving entity thereof or, if Parent is not the surviving entity thereof, (x) the Person formed by such consolidation or into which Parent is merged or the entity that acquires by conveyance, transfer or sale all or substantially all of the properties and assets of Parent (any such Person, the "Surviving
                                                                       ---------
         Entity") is an entity organized and existing  under  the  laws  of  the
         ------
         United States of America or any state thereof and (y) such Surviving Entity expressly assumes, by an agreement supplemental hereto in form and substance satisfactory to the Issuer and its assignees, performance of every covenant and obligation of Parent hereunder and under the other Transaction Documents to which Parent is a party and (z) such Surviving Entity delivers to the Issuer and its assignees an opinion of counsel that such Surviving Entity is duly organized and validly existing under the laws of its organization, has duly executed and delivered such supplemental agreement, and such supplemental agreement is a valid and binding obligation of such Surviving Entity, enforceable against such Surviving Entity in accordance with its terms (subject to customary exceptions relating to bankruptcy and equitable principles) and covering such other matters as the Issuer or its assignees may reasonably request;

                (ii)  all actions necessary to maintain the  perfection  of  the security  interests  or  ownership  interests  of  the  Issuer  in  the
         Purchased Assets in connection with such consolidation, merger, conveyance or transfer as may be reasonably requested by the Issuer and its assignees have been taken, as evidenced by an opinion of counsel reasonably satisfactory to Issuer and its assignees; and

                (iii) no Purchase Termination Event, Unmatured Purchase Termination Event, Servicer Default, Unmatured Servicer Default, Amortization Event, Unmatured Amortization Event, Event of Default or event that with the passage of time or the giving of notice, or both, would become an Event of Default, would result from such merger, consolidation, conveyance or transfer.

                (g) Separate Existence of the Transaction  Parties.  The  Parent
                    ----------------------------------------------
hereby acknowledges that the Indenture Trustee and the Noteholders are entering into the transactions contemplated by the Transaction Documents in reliance not only upon the Issuer's identity as a legal entity that is separate from the Transferor, the Seller, the Parent and the other members of the Parent Affiliated Group, but also on the understanding that the members of the Parent Affiliated Group associated with the Issuer will seek to maintain their separate existence from each other in order to ensure that the Purchased Assets sold by any Transaction Party are sold in a true sale such that the Issuer's right, title and interest in and to such Purchased Assets is free from the claim of any creditors of the Originator, the Seller and/or the Transferor, as described in that certain legal opinion (the "Bankruptcy Opinion") from Bingham, Dana LLP
                                 ------------------
dated July 31, 2001 with respect to certain bankruptcy issues. Parent hereby represents and warrants that, as of the date hereof, the factual assumptions set forth in the Bankruptcy Opinion are true and accurate in all material respects and further covenants that, from and after the date of execution and delivery of this Agreement, Parent will take all reasonable steps including, without limitation, all steps that Issuer or any assignee of Issuer may from time to time reasonably request, to operate, and to cause each of its Subsidiaries and Affiliates to operate, in a manner consistent with the assumptions set forth in the Bankruptcy Opinion. Without limiting the foregoing, Parent shall, so long as the Transaction Documents remain in effect, cause each of itself, the Seller, the Transferor, NF Industries, Inc, the SPC Member and the Issuer (each an "Entity"): (1) to continue to be, duly incorporated or formed, in legal
 ------
existence and in good standing under the laws of its state of incorporation or formation; (2) to observe all requisite corporate or limited liability company formalities and procedures, where relevant and applicable thereto, including the retention of minutes of meetings and other proceedings of its stockholder(s) and Board of Directors or members and Board of Managers, as the case may be; (3) to maintain separate and accurate accounts, books, records and financial statements; (4) not to commingle its bank accounts, money and other assets with that of another Entity or, where relevant, of any of its equity holders, except that the members of the Parent Affiliated Group may maintain concentration accounts and other accounts with financial institutions in respect of which they will maintain accurate records of all inter-company debits and credits and from which funds will be transferred to the separate bank accounts of the members of the Parent Affiliated Group as their needs require; (5) to act solely in its own name, through its own officials or representatives where relevant, and not hold itself as a "division" or "part" of another Entity; (6) to conduct its business and daily operations independently, free from the dictates of another Entity, except to the extent that any Entity, holding the equity of another Entity, acts solely in that capacity or in the capacity as a managing member of any Entity which is a limited liability company, sensitive to any fiduciary duties to the other Entity and, where and when relevant, its creditors; (7) to allocate fairly any overhead for shared office space or business facilities or equipment shared with another Entity; (8) not to make any loans, gifts or fraudulent conveyances to any other Entity, except that any Entity, unless otherwise prohibited by the Transaction Documents, may make loans to one another and may make capital contributions and/or declare dividends and/or returns of equity and which will be properly evidenced in their respective corporate or limited liability company records and which will otherwise comply with all necessary corporate or other organizational formalities regarding such contributions, dividends or other returns of equity and (9) so long as the Transaction Documents remain in effect (except, in the case of the Transferor, to the extent contemplated therein), cause or seek the dissolution or winding up, in whole or in part, of any other Entity.

                (h) Limitation on Transactions with the Issuer.  Enter into,  or
                    ------------------------------------------
 be a party to any transaction with the Issuer, except for:

                (i) the transactions contemplated by this Agreement, the Transfer Agreements and the other Transaction Documents (including any intercompany notes contemplated thereunder);

                (ii) to the extent not otherwise prohibited under the Receivables Purchase Agreement, other transactions in the nature of employment contracts and directors' fees, upon fair and reasonable terms materially no less favorable to the Issuer than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate; and

                (iii) transactions between the Issuer and the Parent, which transactions consist of ordinary course of business transactions between a parent corporation and its Subsidiary.

                SECTION 7. Payments Free and Clear of Taxes, Etc.  (a)  Any  and
                           -------------------------------------
all payments made by the Parent hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Indemnified Party, taxes imposed on its income and franchise taxes imposed on it by the jurisdiction under the laws of which such Indemnified Party is organized (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Parent shall be required by law to deduct any
                -----
Taxes from or in respect of any sum payable hereunder to any Indemnified  Party,
(i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 7) such Indemnified Party receives an amount equal to
                   ---------
the sum it would have received had no such deductions been made, (ii) the Parent shall make such deductions and (iii) the Parent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                (b) In addition, the Parent agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").
                             -----------

                (c) Without prejudice to the survival of any other agreement of the Parent hereunder, the agreements and obligations of the Parent contained in this Section 7 shall survive any termination of the Receivables Purchase
     --------
Agreement.

                SECTION 8. Consent   to   Jurisdiction.   THE   PARENT    HEREBY
                           ------------------------
IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND HEREBY (A) IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT; (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY

EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; AND (C) IRREVOCABLY APPOINTS CORPORATION SERVICE COMPANY (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 80 STATE
                --------------
STREET, ALBANY, NEW YORK 12207-2543, UNITED STATES OF AMERICA, AS ITS AGENT TO RECEIVE ON BEHALF OF IT SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS THAT MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE PARENT HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. THE PARENT AGREES TO ENTER INTO ANY AGREEMENT RELATING TO SUCH APPOINTMENT THAT THE PROCESS AGENT MAY CUSTOMARILY REQUIRE AND TO PAY THE PROCESS AGENT'S CUSTOMARY FEES UPON DEMAND. AS AN ALTERNATIVE METHOD OF SERVICE, THE PARENT ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE PARENT AT THE ADDRESS SPECIFIED ON THE SIGNATURE PAGE HEREOF. NOTHING IN THIS
SECTION 8 SHALL AFFECT THE RIGHT OF EITHER THE PARENT OR ANY BENEFICIARY OF THIS
---------
AGREEMENT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF EITHER THE PARENT OR ANY BENEFICIARY OF THIS AGREEMENT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

                SECTION 9. Amendments,  Etc.  No  amendment  or  waiver  of  any
                           ----------------
provision of this Agreement or consent to any departure by the Parent herefrom shall be effective unless in a writing signed by the Issuer and its successors and assigns (and, in the case of any amendment, also signed by the Parent), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                SECTION 10. Address   for   Notices.   All  notices  and   other
                            -----------------------
communications hereunder shall be in writing (which shall include facsimile or electronic mail communication) and faxed, delivered or sent electronically, if to the Parent, at its address set forth below its name on the signature page hereto, and if to any Indemnified Party, at its address set forth in the Receivables Purchase Agreement, or if sent electronically to the Parent, the Issuer or the Indenture Trustee, to such e-mail addresses as such parties provide for such purpose, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Notices and communications by facsimile shall be effective when sent, and notices and communications sent by other means shall be effective when received.

                SECTION 11. No Waiver; Remedies. No failure on the part  of  any
                            -------------------
Indemnified Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                SECTION 12. Continuing Agreement; Assignments under  Receivables
                            ----------------------------------------------------
Purchase  Agreement.  This  Agreement  is a continuing  agreement  and shall (i)
-------------------
remain in full force and effect until the latest of (x) the payment and performance in full of the Obligations and the payment of all other amounts payable under this Agreement (y) the payment in full of all amounts payable to the Indemnified Parties under each Transaction Document and (z) the Final Payout Date, (ii) be binding upon the Parent, its successors and permitted assigns, and
(iii) inure to the benefit of, and be enforceable by, the Indemnified Parties and each of their respective successors, transferees and assigns.

                SECTION 13.  Acknowledgement and Consent.
                             ---------------------------

                (a) The Parent acknowledges that, the Issuer has pledged all of its right, title and interest in the Purchased Assets to the Indenture Trustee pursuant to the Indenture. The Parent acknowledges and agrees to such pledge by the Issuer and consents to the assignment by the Issuer of all or any portion of its right, title and interest in, to and under this Agreement and the other Transaction Documents and all of the Issuer's rights, remedies, powers and privileges and all claims of the Issuer against the Parent under or with respect to this Agreement and the other Transaction Documents (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity), including without limitation (whether or not any Purchase Termination Event, Unmatured Purchase Termination Event, Servicer Default, Unmatured Servicer Default, Amortization Event, Unmatured Amortization Event, Event of Default or event that with the passage of time or the giving of notice, or both, would become an Event of Default, has occurred and is continuing) (i) the right of the Issuer at any time to enforce this Agreement against the Parent and the obligations of the Parent hereunder and (ii) the right at any time to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement, any other Transaction Document or the obligations in respect of the Parent thereunder, all of which rights, remedies, powers, privileges and claims may be exercised and/or enforced by the Issuer's successors and assigns to the same extent as the Issuer may do.

                (b) The Parent hereby agrees to execute all agreements, instruments and documents and to take all other actions that the Issuer or its assignees reasonably determines are necessary or appropriate to evidence its consent described in Section 13(a). The Parent hereby acknowledges and agrees
                      ------------
that the Issuer may assign to the Issuer's successors and assigns such rights and interests granted by the Parent to the Issuer hereunder and agrees to cooperate fully with the Issuer and the Indenture Trustee in the exercise of such rights.

                SECTION 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED  BY,
                            -------------
AND CONSTRUED IN ACCORDANCE  WITH, THE LAWS OF THE STATE OF NEW YORK  (INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

                SECTION 15. Waiver of Jury Trial. Each of  the  Parent  and  the
                            --------------------
Indemnified Parties (in accepting this Agreement) irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Transaction Documents, the Purchased Interests or the actions of the

Issuer, its successors and assigns or any other Indemnified Party in the negotiation, administration or enforcement thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                IN WITNESS WHEREOF, the Parent has cause this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                    LEVI STRAUSS & CO.


                                    By_______________________________
                                       Name:
                                       Title:

                                    Address:   1155 Battery Street
                                               San Francisco, California  94120
                                    Attention: Treasurer's Department LS/4
                                    Telephone: (415) 501-6955
                                    Telecopy:  (415) 501-1342